UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2016

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

PepsiCo Senior Notes Offering.

On July 11, 2016, PepsiCo, Inc. (“PepsiCo”) announced an offering of €750,000,000 of its 0.875% Senior Notes due 2028 (the “Notes”). Deutsche Bank AG, London Branch, HSBC Bank plc and UBS Limited were joint bookrunners for the offering of the Notes.

The public offering price of the Notes was 99.660% of the principal amount. PepsiCo received net proceeds of approximately €744 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper. The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated July 11, 2016 (incorporating the Underwriting Agreement Standard Provisions dated July 11, 2016) among PepsiCo and the several underwriters named therein, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-197640), filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2014. PepsiCo has filed with the SEC a prospectus supplement, dated July 11, 2016, together with the accompanying prospectus, dated July 25, 2014, relating to the offer and sale of the Notes. The Notes were issued on July 18, 2016 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The following table summarizes information about the Notes and the offering thereof.

Title of Securities:	0.875% Senior Notes due 2028

Aggregate principal amount offered:	€750,000,000

Maturity date:	July 18, 2028

Interest payment dates:	Annually on each July 18, commencing on July 18, 2017

Coupon:	0.875%

Optional redemption:	Prior to April 18, 2028, make-whole call at Treasury rate plus 20 basis points; par call at any time on or after April 18, 2028

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

PepsiCo intends to apply to list the Notes on the New York Stock Exchange (the “NYSE”).  PepsiCo expects trading in the Notes on the NYSE to begin within 30 days after the original issue date.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the form of the Notes. Each of the Terms Agreement and the form of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 4.1, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes are incorporated by reference to Exhibit 4.2 hereto. The Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

1.1                               Terms Agreement dated July 11, 2016 (incorporating the Underwriting Agreement Standard Provisions dated July 11, 2016) among PepsiCo and the several underwriters named therein.

4.1                               Form of 0.875% Senior Notes due 2028.

4.2                               Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1                               Opinion of Davis Polk & Wardwell LLP.

5.2                               Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1                        Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2                        Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2016	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Terms Agreement dated July 11, 2016 (incorporating the Underwriting Agreement Standard Provisions dated July 11, 2016) among PepsiCo and the several underwriters named therein.

4.1	Form of 0.875% Senior Notes due 2028.

4.2

Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).